UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CONVERTED ORGANICS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Converted Organics Inc.
137A Lewis Wharf
Boston, MA 02110
617 624 0111

Dear Shareholder:

The 2010 Annual Meeting of Shareholders of Converted Organics Inc. (the “Company”) will be held at The Marriott’s Long Wharf, 296 State Street, Boston, MA 02109, on June 30, 2010 at 9:30 a.m. local time.

The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

We will be reporting on your Company’s activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

The Board of Directors recommends that you approve the proposals set forth in this proxy.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,

/s/  Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held on June 30, 2010:
The Proxy Statement and the Annual Report on Form 10-K are available at
http://ir.convertedorganics.com/annuals.cfm

Notice of Annual Meeting of Shareholders
PROXY STATEMENT	1
Introduction	1
Purpose of the Annual Meeting	1
Who Can Vote	1
How to Vote	1
Revoking a Proxy	2
Quorum and Voting Requirements	2
Dissenter’s Rights of Appraisal	2
Proxy Solicitation Costs and Methods	3
Communication with the Board of Directors	3
The Company’s Annual Report	3
Directors, Executive Officers and Key Employees	3
Board Classifications, Committees and Meetings	4
Nomination of Directors Candidates	6
Board Leadership Structure and Role in Risk Oversight	6
Board Member Attendance at Annual Meetings	7
Compensation Committee and Insider Participation	7
Executive Compensation	7
Summary Compensation Table	7
Director Compensation	7
Outstanding Equity Awards at Fiscal Year End-2009	8
Stock Option Plan	8
Code of Ethics	8
Compensation Committee — Composition and Responsibility	8
Employment Agreements	9
Security Ownership of Certain Beneficial Owners and Management	10
Officers and Directors	10
Transactions With Related Persons, Promoters and Certain Control Persons	11
Section 16(a) Beneficial Ownership Reporting Compliance	11
Independent Public Accountants	12
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	12
Audited Financial Statements	13
PROPOSAL NO. 1 — ELECTION OF THE BOARD OF DIRECTORS	14
PROPOSAL NO. 2 — RATIFICATION OF THE SELECTION OF CCR LLP AS INDEPENDENT PUBLIC ACCOUNTANT	14
PROPOSAL NO. 3 — AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 250,000,000	15
PROPOSAL NO. 4 — APPROVAL OF THE OMNIBUS STOCK COMPENSATION PLAN	16
OTHER MATTERS TO COME BEFORE THE MEETING	21
STOCKHOLDER PROPOSALS	21
Annex A	A-1
Annex B	B-1

Converted Organics Inc.

Notice of Annual Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Converted Organics Inc. (the “Company”) will be held at Boston, Massachusetts as follows:

Date:  June 30, 2010
Time:  9:30 a.m.

Place:	The Marriott’s Long Wharf
296 State Street
Boston, Massachusetts 02109

The purpose of the meeting is to vote on the following matters:

1. To elect two members to the Company’s Board of Directors;

2. To ratify the selection of CCR LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2010;

3. To amend the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 75,000,000 to 250,000,000;

4. To approve the Omnibus Stock Compensation Plan; and

5. To transact such other business as may properly come before the meeting.

Further information about the meeting is contained in the accompanying Proxy Statement. All stockholders of record on May 14, 2010 may vote at this meeting.

By Order of the Board of Directors

/s/  Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and
Chairman of the Board

Boston, Massachusetts
May 19, 2010

Your vote is important.

If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A stockholder who submits a proxy may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

Converted Organics Inc.
137A Lewis Wharf
Boston, MA 02110

PROXY STATEMENT

Annual Meeting of Shareholders
June 30, 2010

Introduction

This proxy statement contains information about the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Converted Organics Inc. (the “Company”) to be held at The Marriott’s Long Wharf, 296 State Street, Boston, MA 02109, on June 30, 2010, at 9:30 a.m. local time, and at any postponements or adjournments thereof. The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed on or about May 19, 2010 to stockholders entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1. To elect Robert Cell and Edward Stoltenberg to the Board of Directors to serve until their terms expire in 2013 or until their successors are duly elected and qualified;

2. To ratify the appointment of CCR LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2010;

3. To amend the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 75,000,000 to 250,000,000;

4. To approve the Omnibus Stock Compensation Plan; and

5. To transact such other business as may properly come before the meeting.

As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

Shareholders of record as of the close of business on May 14, 2010 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of May 14, 2010, there were 40,520,708 shares of Company common stock issued and outstanding. Holders of Company common stock are entitled to one vote per share. Cumulative voting is not permitted. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no choice is indicated on the proxy, the shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR ratification of the appointment of the Independent Public Accountant (Proposal No. 2), FOR amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 250,000,000 (Proposal No. 3), FOR approval of the Omnibus Stock Compensation Plan (Proposal No. 4), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Revoking a Proxy

A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy. Please note that a stockholder’s mere attendance at the Annual Meeting will not automatically revoke that stockholder’s previously submitted proxy.

Quorum and Voting Requirements

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders holding a majority of the outstanding shares of common stock entitled to vote are present at the meeting in person or by proxy. Abstentions and broker-dealer non-votes will be counted as “shares present” in determining whether this quorum has been reached. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Assuming the presence of a quorum at the Annual Meeting:

1. The two candidates receiving the highest number of votes cast in favor of their election shall be elected;

2. The affirmative vote of a majority of the common shares present at the meeting and entitled to vote is required to ratify the appointment of CCR LLP as the Company’s independent public accountants for the 2010 fiscal year;

3. The affirmative vote of a majority of the common shares outstanding is required to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 250,000,000; and

4. The affirmative vote of a majority of the common shares present at the meeting and entitled to vote is required to approve the Omnibus Stock Compensation Plan.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Broker non-votes will have no effect on Proposals 1, 2 and 4, but will have the effect of an ‘against’ vote on Proposal 3. Abstentions will have no effect on Proposal 1, but will have the effect of an ‘against’ vote on Proposals 2, 3 and 4.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ‘for’ or ‘against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR’ Proposals 1, 2, 3, and 4 (to elect the Board’s nominees to the Board of Directors, to ratify the selection of CCR LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2010, the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 250,000,000, and to approve the Omnibus Stock Compensation Plan).

Dissenter’s Rights of Appraisal

No action will be taken in connection with the proposals described in this Proxy Statement for which Delaware law, our Certificate of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares.

Proxy Solicitation Costs and Methods

The Company will pay all costs of soliciting proxies. In addition to mailing proxy solicitation material, the Company’s management, employees and agents also may solicit proxies in person, by telephone, or by other electronic means of communication. The Company has retained Innisfree M&A Inc. (“Innisfree”) to assist it in soliciting proxies. The Company has agreed to pay Innisfree a fee of $10,000, plus expenses, for its services in connection with the annual meeting.

Communication with the Board of Directors

The Company has no formal written policy regarding communication with the Board of Directors. However, if a shareholder wishes to communicate with the Board of Directors (or any individual member), they may send a letter directed to the Corporate Secretary, Converted Organics Inc., 137A Lewis Wharf, Boston, MA 02110. The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of the Company.

The Company’s Annual Report

A copy of the Company’s annual report on Form 10-K for the year ended December 31, 2009 is enclosed with this proxy statement, and the contents of and exhibits to that annual report, including any amendments thereto, are incorporated by reference herein. Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to Converted Organics Inc., 137A Lewis Wharf, Boston, MA 02110.

Directors, Executive Officers and Key Employees

The Company’s executive officers and directors and certain information about them, including their ages as of April 23, 2010, are as follows:

Name	Age	Position

Edward J. Gildea	58	President, Chief Executive Officer and Chairman of the Board
David R. Allen	55	Chief Financial Officer and Executive Vice-President of Administration
Robert E. Cell*	41	Director
John P. DeVillars	61	Director
Edward A. Stoltenberg*	70	Director

*	Nominee for election at annual meeting.

The following is a brief description of the principal occupation and recent business experience of each of our directors and executive officers:

Edward J. Gildea has been our Chairman, President and Chief Executive Officer since January 2006. From 2001 to 2005, he held several executive positions including Chief Operating Officer, Executive Vice President, Strategy and Business Development, and General Counsel of QualityMetric Incorporated, a private health status measurement business. During that period, Mr. Gildea was also engaged in the private practice of law representing business clients and held management positions in our predecessor companies. He holds an A.B. degree from the College of the Holy Cross and a J.D. degree from Suffolk University Law School. Mr. Gildea is William A. Gildea’s brother. The Company believes that Mr. Gildea’s financial and business expertise, including a diversified background of counseling and managing both public and private companies, gives him the qualifications and skills to serve as a Director.

David R. Allen has been our Chief Financial Officer since March 2007. He was previously a director of the Company from June 2006 to March 2007, where he served as our audit committee chairman. From 1999 to 2004, he served as first the Chief Financial Officer and then as Chief Executive Officer of The Millbrook Press Inc., a publicly held publisher of children’s books. From 2004 until 2007, Mr. Allen has acted as a management consultant and advisor to small public companies. Mr. Allen holds a B.S. degree in Accounting and an M.S. degree in Taxation from Bentley University in Waltham, Massachusetts. Mr. Allen is a Certified Public Accountant.

Robert E. Cell has been a director since June 2006.  In 2006, he became the President and Chief Executive Officer of MyBuys.com, a preference-based marketing company. From 2004 to 2005, he was the Chief Executive Officer of Cool Sign Media Inc., a provider of digital advertising and signage. From 2000 to 2004, he held several executive positions, including Chief Operating Officer and Chief Financial Officer, at Blue Martini Software, Inc., a publicly held provider of client relationship management software applications. Mr. Cell has acted as a consultant to several public and private companies. Mr. Cell holds a B.S. degree and an M.B.A. from the University of Michigan. The Company believes that Mr. Cell’s financial and business expertise, including a diversified background of managing, directing and consulting to software and other public companies, gives him the qualifications and skills to serve as a Director.

John P. DeVillars has been a director since June 2006. In March 2010, he became the Senior Vice President within the National Sales Organization for TRC Companies, Inc., an engineering, consulting, and construction management firm. He is a founder and managing partner of BlueWave Strategies LLC, an environmental and renewable energy consulting firm established in 2003, and is a managing partner of its affiliated investment group, BlueWave Capital. He is a director of Clean Harbors Inc., a hazardous waste management company. Until 2003, Mr. DeVillars held the position of Lecturer in Environmental Policy in the Department of Urban Studies and Planning at the Massachusetts Institute of Technology. Mr. DeVillars continues to lecture at MIT, the Harvard Graduate School of Design and the Kennedy School of Government. Mr. DeVillars holds a B.A. degree from the University of Pennsylvania and an M.P.A. from Harvard University. The Company believes that Mr. DeVillars’ financial and business expertise, including a diversified background of managing and directing public environmental companies gives him the qualifications and skills to serve as a Director.

Edward A. Stoltenberg has been a director since March 2007. He is a Managing Director of Phoenix Financial Services, an investment banking firm which provides financial services to middle market public and private companies. He has been with Phoenix since 1999. Mr. Stoltenberg is a Certified Public Accountant and holds a B.A from Ohio Wesleyan University and an M.B.A from the University of Michigan. The Company believes that Mr. Stoltenberg’s financial and business expertise, including a diversified background of managing financial service firms and providing investment services for public companies gives him the qualifications and skills to serve as a Director.

There are no family relationships among our officers and directors.

Board Classifications, Committees and Meetings

Our Board of Directors comprises four members divided into three classes as nearly equal in number as possible. Currently, Messrs. Stoltenberg and Cell serve as Class 1 directors, whose terms expire in 2010, Mr. DeVillars serves as a Class 2 director, whose term expires in 2011, and Mr. Edward Gildea serves as a Class 3 director, whose term expires in 2012.

Our Board of Directors is subject to the independence requirements of the NASDAQ Stock Market. Pursuant to the requirements, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent. Of the four members of the Board, Messrs. Cell, DeVillars and Stoltenberg were determined to be independent directors as defined by the NASDAQ Stock Market.

During the fiscal year ended December 31, 2009, the Board of Directors held fifteen meetings in person or telephonically and acted by written consent on three occasions. Also during fiscal year 2009, the Audit Committee of the Board of Directors met five times and acted by written consent once, the Compensation Committee of the Board of Directors met four times, and the Nominating and Governance Committee met once. Each of our directors attended greater than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent public accountants, and audits of financial statements. The Audit Committee operates under a written charter approved by the Board. The current Audit Committee charter may be viewed by accessing the Investor Relations link on the Company website (http://www.ConvertedOrganics.com). Specific responsibilities include the following:

•	appointing, evaluating and terminating our independent public accountants;

•	evaluating the qualifications, independence and performance of our independent public accountants;

•	approving the audit and non-audit services to be performed by the independent public accountants;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	with management and our independent public accountants, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Our Audit Committee comprises Messrs. Stoltenberg, DeVillars and Cell. Mr. Stoltenberg serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the rules of the Securities and Exchange Commission and the NASDAQ Stock Market. The Board has determined that Mr. Stoltenberg qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

Compensation Committee.  Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Our Compensation Committee comprises Messrs., Cell, DeVillars and Stoltenberg. Mr. Cell serves as Chairman of the Compensation Committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the NASDAQ Stock Market.

Nominating and Governance Committee.  Our Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board of Directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees;

•	determining procedures for selection of the CEO and other senior management; and

•	evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee comprises Messrs. DeVillars, Cell and Stoltenberg. Mr. DeVillars serves as Chairman of our Nominating and Governance Committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the NASDAQ Stock Market.

Nomination of Director Candidates

The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Company’s Nominating and Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Nominating and selection procedures are described in the written charter of the Company’s Nominating and Governance Committee, a copy of which is available on the Company’s website at www.convertedorganics.com. Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders.

Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Chairperson of the Company’s Nominating and Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must be received at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its proxy materials so as to permit the Nominating and Governance Committee and, if necessary, the Board of Directors, to evaluate the qualifications of the nominee.

The Company currently does not employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time. The Company believes this structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry.

Our Board of Directors has risk oversight responsibility for the Company and administers this responsibility directly. Our Board of Directors oversees our risk management process through regular discussions of the Company’s risks with senior management both during and outside of regularly scheduled Board of

Directors meetings. In addition, our Board of Directors administers our risk management process with respect to risks relating to the Company’s accounting and financial controls.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board of Directors are required to attend our annual meetings of stockholders, provided, however, that attendance shall not be required if personal circumstances affecting the Board member or director nominee make his or her attendance impracticable or inappropriate. Two out of four of our then directors attended the 2009 annual meeting of stockholders.

Compensation Committee and Insider Participation

None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and the other most highly compensated other officer (“named executives”) during 2009 for services rendered to Converted Organics in all capacities for the last two fiscal years.

									Nonqual.
								Non-Equity	Deferred
	Fiscal				Stock	Option		Incentive	Comp.	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)	Awards	Awards ($)		Plan Comp.	Earnings	Comp.	Total ($)

Edward J. Gildea,	2009	222,879		50,000	—	—		—	—	—	272,879
President and Chief	2008	215,260	(1)	—	—	395,000	(3)	—	—	—	610,260
Executive Officer
David Allen,	2009	152,376		15,000	—	40,500	(3)	—	—	—	207,876
Chief Financial Officer	2008	139,523	(2)	—	—	224,976	(3)	—	—	—	364,499

(1)	Includes $22,000 of unpaid salary from 2007 that was paid in 2008.

(2)	Includes $8,580 of unpaid salary from 2007 that was paid in 2008.

(3)	Represents the full grant date fair value of the option grant calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation, the assumptions set forth in Note 12 of the Notes to Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2009 were utilized; provided that we excluded the assumed forfeiture rate for the purposes of the calculations in the table.

Director Compensation

In fiscal 2009, our independent directors received options to purchase an aggregate of 0 shares and an aggregate of $74,000 in fees for their service on the Board of Directors which included meeting fees of $1,000 per meeting. Directors who are also employees do not receive compensation for their services as directors.

	Fees Earned or
Name	Paid in Cash	Option Awards	Total

Edward A. Stoltenberg(1)	$26,000	$0	$26,000
Robert Cell	$26,000	$0	$26,000
John DeVillars	$22,000	$0	$22,000

Outstanding Equity Awards at Fiscal Year End-2009

	Number of Securities
	Underlying Unexercised		Option Exercise
	Options (#)		Price	Option Expiration
Name	Exercisable	Unexercisable	($ per share)	Date

Edward J. Gildea	100,000	0	$3.75	June 15, 2011
	125,000	0	$5.02	June 27, 2018
David R. Allen	10,000	0	$3.75	June 15, 2011
	71,195	0	$5.02	June 27, 2018
	50,000	0	$1.10	June 25, 2019

Stock Option Plan

In June 2006, the Company’s Board of Directors and stockholders approved the 2006 Stock Option Plan (the “Option Plan”). The Option Plan authorizes the grant and issuance of options and other equity compensation to employees, officers and consultants. A total of 666,667 shares of common stock are reserved for issuance under the Option Plan. The Option Plan is administered by the Compensation Committee. Subject to the provisions of the Option Plan, the Compensation Committee determines who will receive the options, the number of options granted, the manner of exercise and the exercise price of the options. The term of incentive stock options granted under the Option Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of the Company’s voting stock. The exercise price of an incentive stock option granted under the Option Plan must be equal to or greater than the fair market value of the shares of the Company’s common stock on the date the option is granted. The exercise price of a non-qualified option granted under the Option Plan must be equal to or greater than 85% of the fair market value of the shares of the Company’s common stock on the date the option is granted. An incentive stock option granted to an optionee owning more than 10% of the Company’s voting stock must have an exercise price equal to or greater than 110% of the fair market value of the Company’s common stock on the date the option is granted. Stock options issued under the option plan vest immediately upon date of grant.

At a Special Meeting of Shareholders on April 3, 2008, shareholders approved an amendment to the 2006 Stock Option Plan to include an “evergreen” provision pursuant to which on January 1st of each year, commencing in 2009, the number of shares authorized for issuance under the 2006 Stock Option Plan shall automatically be increased to an amount equal to 20% of the shares of the common stock outstanding on the last day of the prior fiscal year. The Shareholders also approved an amendment to the Plan to increase the number of options available under the plan from 666,667 to 1,666,667. On June 27, 2008, an additional 736,735 options were granted, and vested on that date.

Code of Ethics

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics can be found on our Internet website at www.convertedorganics.com.

Compensation Committee — Composition and Responsibility

All members of the Compensation Committee are independent directors in accordance with the rules of the NASDAQ Stock Market. There are currently three directors who serve on the Compensation Committee: Robert E. Cell, as Chair, Edward Stoltenberg, and John DeVillars.

The Compensation Committee operates under a written charter approved by the Board. The current Compensation Committee charter may be viewed by accessing the Investor Relations link on the Company website (http://www.ConvertedOrganics.com). The Compensation Committee has, as stated in its charter, two primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the CEO and executive officers of the Company; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer institutions.

The Compensation Committee, subject to the provisions of our Amended and Restated 2006 Stock Option Plan, also has authority in its discretion to determine the employees of the Company to whom stock options shall be granted, the number of shares to be granted to each employee, and the time or times at which options should be granted. The CEO makes recommendations to the Compensation Committee about equity awards to the employees of the Company (other than the CEO). The Compensation Committee also has authority to interpret the Plans and to prescribe, amend, and rescind rules and regulations relating to the Plans.

The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation.

In 2008, the Company utilized the services of Pearl Meyer & Partners (“Pearl Meyer”), an executive compensation consulting firm, to assist the Compensation Committee in making compensation decisions. Pearl Meyer was engaged by the Company in order to determine whether executive compensation and non-employee Board of Directors’ compensation were competitive with industry standards for similarly situated public companies. Pearl Meyer was instructed to research and develop an Executive Compensation Competitive Analysis and a Board of Director Compensation Competitive Analysis for non-employee Board members. Pearl Meyer was also instructed to review and update the Company’s compensation peer group for comparison purposes. The Company’s compensation program is based on providing competitive salaries based upon Pearl Meyer’s survey data. The Company considered and analyzed the comparable companies in its peer group and created a new list of comps based upon the advice of Pearl Meyer. In 2009, the Company utilized an identical Director compensation peer group as the 2008 group provided by Pearl Meyer and internally using publically available information, updated the survey data to reflect the most recent annual compensation paid as Director compensation. The salaries of current employees and the CEO were considered, however, the Company decided not to make any changes because of its financial condition.

Employment Agreements

Effective as of February 16, 2007, the Company entered into an employment agreement with Mr. Gildea to ensure the continuity of executive leadership, to clarify his roles and responsibilities, and to make explicit the terms and conditions of executive employment. Provisions concerning a change of control of the Company, and terms of compensation in that event, are included in the employment agreement consistent with what the Compensation Committee believes to be best industry practices. The change of control provisions in the employment agreement is designed to ensure that Mr. Gildea devotes his full energy and attention to the best long term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate. “Change of Control”, as defined by the Employment Agreement, includes (i) the acquisition of any person or group (as defined by the Securities Exchange Act of 1934, as amended) of beneficial ownership of 20% of the total shares or more than 35% of the outstanding shares of common stock of the Company except for acquisitions of stock from the Company, by the Company, and by employee benefit plans maintained by the Company or any of its Affiliates; (ii) individuals who constitute the Company’s Board of Directors cease, for any reason to constitute at least a majority of the Board unless the new members of the Board were nominated by the existing Board members for other than an election contest; (iii) consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company unless the transaction merger, consolidation or sale was initiated or approved by the Board of Directors; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

The employment agreement with Mr. Gildea for him to serve as President and Chief Executive Officer of the Company provides for a base salary of $220,000, which may be increased at the discretion of the Board. The employment agreement also provides for participation in the various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and medical and dental insurance programs to the extent they are offered by the Company and to the extent that Mr. Gildea is eligible to participate in such plans under the terms of such plans.

In the event Mr. Gildea’s employment is terminated or in the event that Mr. Gildea resigns for “good reason” following a change of control, Mr. Gildea is entitled to a lump sum of three years base salary plus three times his incentive compensation paid in the preceding twelve months or the plan’s target, whichever is greater, plus continued participation in the insurance benefits for a three year period. All stock options granted to Mr. Gildea would immediately vest and remain exercisable for three months following the date of termination.

Resignation for “good reason” under the employment agreement, means, among other things, the resignation of Mr. Gildea as a result of (i) the Company, without the express written consent of Mr. Gildea, materially breaches the agreement which breach is not cured within 30 (thirty) days following written notice by Mr. Gildea; (ii) the Board of Directors, without cause, substantially changes Mr. Gildea’s core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company; (iii) the Company’s Board of Directors, without cause, places another executive above Mr. Gildea or one of the named officers in the Company or requires Mr. Gildea to be based in an office that is more than 100-miles from Mr. Gildea’s principal place of employment; or (iv) a change of control, as defined, occurs. The estimated expense to the Company of Mr. Gildea’s termination in the event of a change in control as of December 31, 2009 is $660,000. The estimated expense to the Company of Mr. Gildea’s resignation for good reason or termination without cause in the absence of a change in control as of December 31, 2009 is $660,000.

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of April 23, 2010 by (i) each person whom we know owned, beneficially, more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of the current directors and executive officers as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock to be received upon conversion of preferred stock, or subject to options or warrants currently exercisable or exercisable on or within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Officers and Directors

	No. of Shares
	Beneficially
Name of Beneficial Owner(1)	Owned		Percent of Class (2))

Edward J. Gildea	888,970	(3)	2.2
David R. Allen	390,141	(4)	1.0
Robert E. Cell	204,000	(5)	*
John P. DeVillars	204,000	(5)	*
Edward A. Stoltenberg	214,434	(6)(7)	*
All directors and officers as a group (five persons)	1,901,545		4.5
5% Shareholders
Oppenheimer Funds, Inc.(8)	2,284,409		5.3

*	Less than 1%

(1)	The address of all persons named in this table, with the exception of Oppenheimer Funds, Inc. is: c/o Converted Organics Inc., 137A Lewis Wharf, Boston, MA 02110.

(2)	Assumes 40,520,708 shares as of April 23, 2010.

(3)	Includes 1,400 Class B Warrants and options to purchase 725,000 shares.

(4)	Includes options to purchase 381,195 shares.

(5)	Includes options to purchase 204,000 shares.

(6)	Includes 1,200 Class B Warrants and options to purchase 204,000 shares.

(7)	Includes 2,931 shares beneficially owned and held in trust.

(8)	The following information is based on the Schedule 13G filed February 2, 2010. Oppenheimer Funds, Inc. is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All beneficial ownership is disclaimed pursuant to Rule 13d-4 of the Exchange Act. All positions reported reflect the exercise of warrants for shares of common stock. The principal address of Oppenheimer Funds, Inc. is Two World Financial Center, 225 Liberty Street, New York, NY 10289.

Transactions With Related Persons, Promoters and Certain Control Persons

As payment for compensation accrued and not paid since April 1, 2006 and expenses incurred but not reimbursed since April 1, 2006, we intend to pay in the future, out of available cash, a total of $150,000 to the following current and former executive officers, directors and consultants, each of whom will receive $50,000: Edward J. Gildea, John A. Walsdorf and William A. Gildea.

The Company paid Mr. William A. Gildea, who was a 5% stockholder during 2008 but not during 2009, and is the brother of the President and CEO of the Company, for his services in connection with development efforts in New Jersey, New York and Rhode Island. Mr. Gildea was paid $180,000 in 2008 and180,000 in 2009.

The Company paid Mr. John E. Tucker, who was a 5% stockholder during 2008 but not during 2009, and his company, BioVentures LLC., for its services in connection with the design and development work for the Company’s planned manufacturing facility in Woodbridge, NJ. BioVentures LLC was paid $60,000 in 2008 and $0 in 2009.

We believe the transactions described above were made on terms at least as favorable as those generally available from unaffiliated third parties. The transactions have been ratified by a majority of the members of our Board of Directors who are independent directors. Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from unaffiliated third parties, and all such transactions will be reviewed and subject to approval by our Audit Committee, which will have access, at our expense, to our or independent legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2009. The Company is not aware of any late filers for the fiscal year ended December 31, 2009. In making these statements, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

Independent Public Accountants

CCR LLP served as the Company’s independent public accountant in fiscal 2009 and has been engaged as the Company’s independent public accountant for fiscal 2010. The Audit Committee of the Board intends to meet with the auditor in August 2010 to discuss the audit engagement for fiscal 2010. The following table shows the fees paid or accrued by the Company for the audit and other services provide CCR LLP for 2009 and 2008.

	FY 2009	FY 2008

Audit Fees	$174,200	$287,437
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$106,790	$0
Totals	$280,990	$287,437

Audit fees of CCR LLP for fiscal 2009 and 2008 consisted of the examination of the consolidated financial statements of the Company. Other fees include charges related to required procedures in association with consent for the filings of Forms S-3, review of our 2009 Proxy statement and our October 2009 Secondary Offering.

The Audit Committee, consisting entirely of independent directors, pre-approves all audit and non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent public accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent public accountants during fiscal 2009.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the information by reference in such filing.

The Audit Committee currently includes three non-employee directors. Mr. Stoltenberg serves as Chairman of the Audit Committee, and Messrs. Cell and DeVillars serve as members. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the rules of the NASDAQ Stock Market and the SEC. The Board also determined that each member of the Audit Committee is “financially literate” and has accounting or related financial management expertise. The Board also determined that Mr. Stoltenberg is an “audit committee financial expert” as defined by SEC rules through his business and professional experience.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of the Company’s independent registered public accounting firm.

The Audit Committee reviews the results and scope of audit and other services provided by the independent public accountants and reviews the accounting principles and auditing practices and procedures to be used in the Company’s financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm for the last fiscal year, CCR LLP is responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee’s charter, the Audit Committee’s responsibility is to provide oversight of and to review those processes. The Audit Committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent public accountants. The Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent public accountants included in their report on the Company’s financial statements.

Audited Financial Statements

The Audit Committee has reviewed the audited financial statements prepared for the fiscal year ended December 31, 2009. The Audit Committee has reviewed and discussed those audited financial statements with members of the management of the Company.

The Audit Committee has discussed the audited financials for fiscal 2009 with CCR LLP, and has discussed with CCR LLP the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vo1. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received from CCR LLP a letter and other written disclosures required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Board concerning independence. The Audit Committee had discussions with CCR LLP in advance of the Annual Meeting regarding the independence of CCR LLP as the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. After review of all discussions and correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended that the audited financial statements for the last fiscal year be included in the Company’s Annual Report on Form 10-K.

The Audit Committee

Edward Stoltenberg, Chairman
Robert E. Cell
John DeVillars

* * * * *

PROPOSAL NO. 1

ELECTION OF THE BOARD OF DIRECTORS

Our Certificate of Incorporation provides that the Board of Directors be divided into three classes. Each director serves a term of three years. At each annual meeting, the stockholders elect directors for a full term or the remainder thereof, as the case may be, to succeed those, whose terms have expired. Each director holds office for the term for which elected or until his or her successor is duly elected. Currently, Messrs. Stoltenberg and Cell serve as Class 1 directors, whose terms expire in 2010, Mr. DeVillars serves as a Class 2 director, whose term expires in 2011, and Mr. Edward Gildea serves as a Class 3 director, whose term expires in 2012.

The Board of Directors has nominated Messrs. Robert Cell and Edward Stoltenberg to serve as Class 1 director until 2013 or until their respective successors are elected and qualified.

Vote Required

The two candidates receiving the highest number of votes cast in favor of his election shall be elected as director.

Recommendation

The Board recommends that stockholders vote FOR the election of Messrs. Robert Cell and Edward Stoltenberg.

Unless marked otherwise, proxies received will be voted FOR the election of the nominee.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF CCR LLP AS
INDEPENDENT PUBLIC ACCOUNTANT

The Board of Directors appointed CCR LLP as the Company’s independent public accounting firm for 2010. CCR LLP has served as the Company’s independent public accountant since 2005.

In the past four fiscal years there have been no disagreements with CCR LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

One or more representatives of CCR LLP will attend the Annual Meeting and be available to respond to appropriate questions.

The Board recommends the shareholders ratify the appointment of CCR LLP as the Company’s independent public accountant for the year 2010. If the shareholders do not ratify the appointment, other independent public accountants will be appointed by the Board upon recommendation of the Audit Committee.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock present at the meeting and entitled to vote is required is required to approve the selection of CCR LLP as independent public accountant.

Recommendation

The Board recommends that stockholders vote FOR the ratification of the selection of CCR LLP as the Company’s independent public accountant for the year 2010.

PROPOSAL NO. 3

AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES THAT THE COMPANY MAY ISSUE
TO 250,000,000 SHARES OF COMMON STOCK

General

The Company’s Board of Directors unanimously approved and recommended for adoption by the shareholders the Amendment to the Certificate of Incorporation (the “Amended and Restated Articles”), the text of which is attached to this Proxy Statement as Annex A. The following proposal is to approve the Amended and Restated Articles, but does not approve any issuance of shares of common stock, and no shareholder approval for such issuances is required or being sought.

Background and Reasons for the Proposed Amended and Restated Articles

As of Record Date, there were 75,000,000 shares of our common stock authorized, of which, 40,520,708 shares were issued and outstanding and 10,000,000 shares of preferred stock, of which, 0 shares were issued and outstanding.

The Amended and Restated Articles would increase the number of shares of the Company’s common stock that it is authorized to issue from 75,000,000 to 250,000,000 shares of common stock. The par value of the Company’s common stock will not be affected by the amendment.

The Company seeks shareholder approval to increase the number of authorized shares because doing so will allow the Company to maintain sufficient shares of common stock for future business and financial purposes. The proposed amendment would increase the number of authorized shares of common stock from 75,000,000 to 250,000,000. Authorized but unissued shares of common stock may be used by the Company for any purpose permitted under Delaware law, including but not limited to, paying stock dividends to stockholders, raising capital, providing equity incentives to employees, officers and directors, and entering into transactions that the Board of Directors believes provide the potential for growth and profit. Furthermore, the Company may utilize its securities to make future acquisitions; acquisitions are a key component of growth and, from time to time, consideration for acquisitions may include the issuance of common stock.

The issuance of Company common stock may be dilutive to the Company’s current common stockholders. The Company may complete any financings prior to the annual meeting by the issuance of securities currently authorized and available for issuance. If the proposed amendment is approved, to the extent the Company has previously issued all of the shares of common stock currently authorized, the Company may issue the newly authorized shares of Company common stock without a further vote of the stockholders of the Company, except as provided under the rules of the NASDAQ Stock Market. These future issuances may be dilutive to the Company’s current common stockholders and may cause a reduction in the market price of the Company’s common stock.

The increase in the authorized shares of common stock will not have any immediate effect on the rights of existing stockholders. If the stockholders approve the proposed amendment, the Board of Directors may cause the issuance of additional shares without further vote of the stockholders of the Company, except as provided under the rules of the NASDAQ Stock Market. Current holders of common stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. The issuance of additional shares of common stock would decrease the proportionate equity interest of the Company’s current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company’s current stockholders.

The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of common stock, which would dilute the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for the Company’s stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

In addition to periodic discussions regarding fund raising opportunities, the Company also engages in periodic discussions with potential partners, strategic investments and acquisition candidates, as part of the Company’s business model. If any of these discussions came to a definitive understanding and if the proposed amendment is adopted, it is possible that the Company could use some of the newly authorized shares in connection with one or more such transactions subsequent to the increase in the number of authorized shares. The Company also plans to continue to issue shares of common stock pursuant to its stock incentive plans subsequent to the increase in the number of authorized shares. Except as set forth in the following paragraph, the Company currently has no plan, commitment, arrangement, understanding or agreement, regarding the issuance of common stock in connection with one or more such strategic transactions subsequent to the increase in the number of authorized shares, except for such transactions that would require a separate vote by the Company’s shareholders.

In April 2010, the Company entered into an Agreement with a single institutional investor, pursuant to which the Company issued to the investor: (a) 2,400,000 shares of common stock and (b) a five-year warrant to purchase 1,163,362 shares of common stock at an exercise price of $1.06 per share. The warrant may be exercised at any time on or following a date one year after the date of issuance and expires five years from the date of issuance. The Company currently does not have sufficient authorized shares of common stock to permit the exercise of the warrant. The Company agreed to hold a shareholders’ meeting to approve an increase to the authorized shares. If this current proposal to approve the increase is not approved by the Company’s shareholders, the Company has agreed to hold additional meetings every four months until it achieves such approval.

If the proposed amendment is adopted, it will become effective upon filing of the Amended and Restated Articles with the Secretary of State of the State of Delaware. However, if the Company’s stockholders approve the proposed amendment, the Board of Directors retains discretion under Delaware law not to implement the proposed amendment. If the Board of Directors were to exercise such discretion, the number of authorized shares would remain unchanged.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock, as of Record Date is required to increase the number of authorized shares of common stock.

Recommendation

The Board recommends that stockholders vote FOR increasing the number of authorized shares of common stock and preferred stock.

PROPOSAL NO. 4

APPROVE THE OMNIBUS STOCK COMPENSATION PLAN

General

The Company’s Board of Directors unanimously approved and recommended for adoption by the shareholders Converted Organics 2010 Omnibus Stock Compensation Plan (the “Plan”). Since 2006, we have provided stock options as our primary form of long-term, at-risk pay to focus management, employees, directors and selected consultants and key advisors on the long-term interests of shareowners. Previously stock options have been awarded under two stockholder approved plans: first under our Converted Organics 2006 Stock Option Plan and then under our Amended and Restated Converted Organics 2006 Stock Option Plan.

Our existing stock option plan is limited in the types options it allows. The new Plan is to replace the existing Amended and Restated 2006 Stock Option Plan (the “2006 Plan”) and will provide more flexibility in the offerings allowed there under.

We have developed this new Plan to align the interests of (i) designated employees of the Company and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan is furthermore expected to benefit the Company and its shareholders by making it possible for the Company to attract and retain the best available talent.

We believe that public companies will continue to use equity as an integral part of total compensation for both executives, employees and directors. Although we believe that stock options will continue to be used as part of the compensation package, we believe it will benefit us to transition to a mix of both stock options and full-value equity incentive grants. In line with these practices, we have prepared our proposal such that it also includes full-value share equity incentive grants as an integral portion of the Plan.

In March 2010, our Board of Directors adopted, subject to stockholder approval, the Converted Organics 2010 Omnibus Stock Compensation Plan. The statements contained in this proxy statement concerning the terms and provisions of the Plan are summaries only and are qualified in their entirety by reference to the full text of the Plan a copy of which is attached as Annex B to this proxy statement.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

The Plan is administered by the Company’s Compensation Committee. The Compensation Committee has exclusive discretion to select the participants who will receive awards under the Plan (each a “Participant”) and to determine the type, size and terms of each award. The Compensation Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the Plan.

Shares Subject to the Plan

Pursuant to the Plan, if the Plan is approved, the initial number of shares of common stock available under the Plan will be 3,458,047, subject to adjustment. Commencing January 1, 2011 and on the first day of each fiscal year thereafter, the number of shares authorized for issuance under the Plan shall automatically be recalculated to be equal to 20% of the shares of the Company’s common stock outstanding on the last day of the prior fiscal year, less any issuances made under both the 2006 Plan and this Plan. If this Plan will is approved, this Plan will replace the 2006 Plan and no additional shares will be issued under the 2006 Plan, however the Company reserves the right to issue pursuant to the 2006 Plan, new options to the extent that, and in the amount of, any currently outstanding options are forfeited under that plan. If this Plan is approved, the total number of shares authorized will be equal to the total number of shares currently authorized under the 2006 Plan and therefore, there is no risk of additional dilution by approval of this Plan.

Awards under the Plan

Under the Plan, the Compensation Committee may grant awards in the form of incentive stock options (“Incentive Stock Options”), as defined in Section 422 of the Code, as well as options which do not so qualify

(“Nonqualified Stock Options”), stock units, stock awards, stock appreciation rights (“SARs”) and other stock-based awards. Incentive Stock Options and Nonqualified Stock Options together are referred to herein as “Options.”

Options.

The duration of any Option shall be within the sole discretion of the Compensation Committee; provided, however, that any Incentive Stock Option granted to a 10% or less stockholder or any Nonqualified Stock Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Stock Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted. The price at which each share of common stock subject to an Option shall be determined by the Compensation Committee; provided, however, that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.

Stock Units.

The Compensation Committee may grant stock units to an employee, consultant or non-employee director, upon such terms and conditions as the Compensation Committee deems appropriate under the Plan. Each stock unit shall represent the right of the Participant to receive a share of common stock or an amount based on the value of a share of common stock.

Stock Awards.

The Compensation Committee may issue shares of common stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Committee deems appropriate under the Plan. Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Compensation Committee. The Compensation Committee may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards.

SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an Option. SARs may be granted in tandem either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the common stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of common stock. The stock appreciation for an SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR. The Compensation Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of common stock, cash or a combination of the two.

Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as the Compensation Committee deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.

Qualified Performance-Based Compensation.

The Compensation Committee may determine that stock units, stock awards, SARs or other stock-based awards granted to an employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code.

Termination of Employment

If the employment or service of a Participant is terminated for cause, the Options of such Participant, both accrued and future, then held shall terminate immediately. If the employment or service of the Participant is terminated by either the Participant or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Options of such Participant then outstanding shall be exercisable by such Participant at any time prior to the expiration of the Options or within three months after the date of such termination, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the case of a Participant who becomes disabled, as defined by Section 22(e)(3) of the Code, or dies, the rights of such Participant under any then outstanding Options shall be exercisable by such Participant or his/her Representative (defined below) at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability or death, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a Participant, the rights of such Participant under any then outstanding Options shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution (the “Representative”). Another period of time for the exercise of Options may be specified by the Compensation Committee for the aforementioned terminations with the exception of termination for cause. The terms and conditions regarding any other awards under the Plan shall be determined by the Compensation Committee. If a person or estate acquires the right to exercise an award under the Plan by bequest or inheritance, the Company may require reasonable evidence as to the ownership of such award, and may require such consents and releases of taxing authorities as the Company may deem advisable.

Federal Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. The federal income tax consequences arising with respect to awards granted under the Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Plan.

Incentive Stock Options.  A Participant is not taxed for regular federal income tax purposes at the time an Incentive Stock Option is granted, but the excess of the fair market value of the shares received over the option exercise price will be taken into account for the alternative minimum tax. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death. If the Participant meets the employment rule but fails to observe the holding rule (a “Disqualifying Disposition”), the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the Participant.

Nonqualified Stock Options.  Under present regulations, a Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant’s basis in the shares so acquired will be equal to the Option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Different consequences will apply for a Participant subject to the alternative minimum tax.

Withholding.  All Options under the Plan shall be subject to applicable federal, state and local tax withholding requirements. If the Compensation Committee so permits, a Participant has the right to have shares withheld, at the time the grant becomes taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal, state and local taxes. The election must be in a form and manner prescribed by the Compensation Committee.

New Plan Benefits

It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Compensation Committee.

Securities authorized for issuance under currently outstanding equity compensation plans

Equity Compensation Plan Information as of December 31, 2009

Number of
Securities
Remaining Available
	Number of		for Future Issuance
	Securities to be		Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in Column
	and Rights	and Rights	(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,230,295	$3.54	122,992
Equity compensation plans not approved by security holders	—	—	—
Total	1,230,295	$3.54	122,992 (1)

(1)	In 2008, our shareholders approved an amendment to our 2006 Plan to include an “evergreen” provision pursuant to which on January 1st of each year, commencing in 2009, the number of shares authorized for issuance under the 2006 Plan is automatically increased to an amount equal to 20% of the shares of the common stock outstanding on the last day of the prior fiscal year. On January 1, 2010, the number of shares available for issuance pursuant to the 2006 Plan increased to 6,011,167 shares due to the foregoing provision.

Amendment or Termination of the Plan

The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the Participant, materially impair the rights of such individual under such Option, unless such right has been reserved in the Plan or grant agreement. If Qualified Performance Based Compensation is made, the Plan must be reapproved by the Company’s shareholders, if so required by law.

The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, which will be the date approved by shareholders, unless the Plan is terminated earlier or is extended by the Board of Directors with the approval of the shareholders. The termination of the plan shall not impair the power and authority of the Compensation Committee with respect to an outstanding Option.

The Board recommends that stockholders vote FOR the proposal to approve Converted Organics 2010 Omnibus Stock Compensation Plan.

OTHER MATTERS TO COME BEFORE THE MEETING

If any business not described herein should properly come before the meeting, your proxy will vote the shares represented in accordance with his or her best judgment. At this time the proxy statement went to press, the company knew of no other matters which might be presented for shareholder action at the meeting.

* * * * *

SHAREHOLDER PROPOSALS

Should a shareholder desire to include in next year’s proxy statement a proposal other than those made by the Board, such proposal must be sent to the Corporate Secretary of the Company at 137A Lewis Wharf, Boston, MA 02110. Shareholder proposals must be received at our principal executive offices no later than 120 days prior to the first anniversary of the date of this proxy statement. All shareholder proposals received after this date will be considered untimely and will not be included in the proxy statement for the 2010 annual meeting. The deadline for submission of shareholder proposals that are not intended to be included in our proxy statement is 45 days prior to the first anniversary of the date of this proxy statement.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

Annex A

Certificate of Amendment of the Certificate of Incorporation of
CONVERTED ORGANICS INC.

Under Section 242 of the Delaware General Corporation Law

Converted Organics Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing the article there of numbered fourth so that, as amended, said Article 4 shall be and read as follows:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is two hundred and fifty million (250,000,000) shares of common stock, having a par value of $0.0001 per share, and ten million (10,000,000) shares of preferred stock, having a par value of $0.0001 per share. Authority is hereby expressly granted to the board of directors to fix by resolution or resolutions any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions that are permitted by the General Corporation Law of Delaware in respect of any class or classes of preferred stock or any series of any class of preferred stock of the Corporation.”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this   day of June, 2010.

EDWARD J. GILDEA
President and CEO

A-1

Annex B

CONVERTED ORGANICS INC.
2010 OMNIBUS STOCK COMPENSATION PLAN

CONVERTED ORGANICS INC.
2010 OMNIBUS STOCK COMPENSATION PLAN

CONVERTED ORGANICS INC.

2010 OMNIBUS STOCK COMPENSATION PLAN

1.	Purpose and Objectives

The Converted Organics Inc. 2010 Omnibus Stock Compensation Plan (the “Plan”) is designed to align the interests of (i) designated employees of Converted Organics Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of DATE, 2010.

2.	Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Board” means the Company’s Board of Directors.

(b) “Cause” means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant’s incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, or unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.

(c) “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, or in the absence of such committee, the entire Board. Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code shall be made by a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

(f) “Company” means Converted Organics Inc. and any successor corporation.

(g) “Company Stock” means the common stock of the Company.

(h) “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.

(i) “Disability” means a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.

(j) “Effective Date” of the Plan means DATE, 2010.

(k) “Employee” means an employee of the Employer (including an officer or director who is also an employee).

(l) “Employer” means the Company and its subsidiaries.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o) “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the “closing transaction” price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Company Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(p) “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(q) “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s) “Non-Employee Director” means a member of the Board who is not an employee of the Employer.

(t) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(u) “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(v) “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.

(w) “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(x) “Plan” means this Converted Organics Inc. 2010 Omnibus Stock Compensation Plan, as in effect from time to time.

(y) “SAR” means a stock appreciation right as described in Section 10.

(z) “Stock Award” means an award of Company Stock as described in Section 9.

(aa) “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3.	Administration

(a) Committee.  The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b) Committee Authority.  The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.	Grants

(a) Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b) All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.	Shares Subject to the Plan

(a) Shares Authorized.  The aggregate number of shares of Company Stock that may be issued under the Plan initially is 3,458,047 shares, however commencing on January 1, 2011 and on the first day of each year following thereafter, the number of shares authorized for issuance under the Plan shall be automatically recalculated to an amount equal to 20% of the Company’s common stock outstanding on the last day of the prior fiscal year less any options or securities issued under the Company’s Amended and Restated 2006 Stock Option Plan and this Plan, and also subject to adjustment as described in subsection (d) below.

(b) Source of Shares; Share Counting.  Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.

(c) Grants.  All Grants under the Plan shall be expressed in shares of Company Stock. All cash payments shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.

(d) Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

6.	Eligibility for Participation

(a) Eligible Persons.  All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

(b) Selection of Participants.  The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.	Options

(a) General Requirements.  The Committee may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(b) Type of Option, Price and Term

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided however, that the Exercise Price for an Incentive Stock Option will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the incentive option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii) The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(c) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii) Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d) Termination of Employment or Service.  Upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i) In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii) In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii) In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv) If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e) Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f) Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.	Stock Units

(a) General Requirements.  The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units.  The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Payment With Respect to Stock Units.  Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d) Requirement of Employment or Service.  The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

9.	Stock Awards

(a) General Requirements.  The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b) Requirement of Employment or Service.  The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c) Restrictions on Transfer.  While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 14(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d) Right to Vote and to Receive Dividends.  The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.

10.	Stock Appreciation Rights and Other Stock-Based Awards

(a) The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with an Option. The following provisions are applicable to SARs:

(i) Base Amount.  The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(ii) Tandem SARs.  The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(iii) Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 7(d). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(iv) Grants to Non-Exempt Employees.  SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(v) Value of SARs.  When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

(vi) Form of Payment.  The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(b) Other Stock-Based Awards.  The Committee may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

11. Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation.  The Committee may determine that Stock Units, Stock Awards, SARs or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 11 shall apply to such Grants. The Committee may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 11 or otherwise.

(b) Performance Goals.  When Grants are made under this Section 11, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as “qualified performance-based compensation.”

(c) Criteria Used for Objective Performance Goals.  The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, goals relating to acquisitions or divestitures or goals relating to FDA or other regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants. Performance goals may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

(d) Timing of Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e) Certification of Results.  The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

(f) Death, Disability or Other Circumstances.  The Committee may provide in the Grant Agreement that Grants under this Section 11 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

12.	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

13.	Withholding of Taxes

(a) Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares.  If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

14.	Transferability of Grants

(a) Restrictions on Transfer.  Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options to or for Family Members.  Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

15.	Consequences of a Change of Control

In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iv) with respect to Participants holding Stock Units or Other Stock-Based Awards, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (v) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify. Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of “Change of Control” that complies with and falls within the definition of “change in control event” set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.

16.	Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

17.	Amendment and Termination of the Plan

(a) Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b) Shareholder Approval for “Qualified Performance-Based Compensation.”  If Grants are made under Section 11 above, the Plan must be reapproved by the Company’s shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 11, if additional Grants are to be made under Section 11 and if required by section 162(m) of the Code or the regulations thereunder.

(c) Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

18.	Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

(b) Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Enforceability.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d) Funding of the Plan; Limitation on Rights.  This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Rights of Participants.  Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f) No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g) Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h) Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

FORM OF INCENTIVE OPTION GRANTS

CONVERTED ORGANICS INC.
2010 OMNIBUS STOCK COMPENSATION PLAN

INCENTIVE STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of          , (the “Date of Grant”), is delivered by Converted Organics Inc. (the “Company”) to           (the “Grantee”).

RECITALS

The Converted Organics Inc. 2010 Omnibus Stock Compensation Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.

(a) Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an incentive stock option (the “Option”) to purchase           shares of common stock of the Company (“Shares”) at an exercise price of $      per Share. The Option shall become exercisable according to Paragraph 2 below.

(b) The Option is designated as an incentive stock option, as described in Paragraph 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Paragraph 5, the Option shall be a nonqualified stock option.

2.  Exercisability of Option.  The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Employer (as defined in the Plan) on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3.  Term of Option.

(a) The Option shall have a term of           years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) The expiration of the three-month period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

(ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or while the Option remains outstanding as described in subparagraph (i) or (ii) above.

(iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the           anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4.  Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.  Designation as Incentive Stock Option.

(a) This Option is designated an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

(b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.

(c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

6.  Change of Control.  The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

7.  Restrictions on Exercise.  Only the Grantee may exercise the Option during the Grantee’s lifetime. After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

8.  Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9.  No Employment or Other Rights.  The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

10.  No Shareholder Rights.  Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11.  Assignment and Transfers.  The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

12.  Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.  Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company at 137A Lewis Wharf, Boston, MA 02110 and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

CONVERTED ORGANICS INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FORM OF NONQUALIFIED OPTION GRANTS

CONVERTED ORGANICS INC.
2010 OMNIBUS STOCK COMPENSATION PLAN

NONQUALIFIED STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of           (the “Date of Grant”), is delivered by Converted Organics Inc. (the “Company”) to           (the “Grantee”).

RECITALS

The Converted Organics Inc. 2010 Omnibus Stock Compensation Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.  Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase           shares of common stock of the Company (“Shares”) at an exercise price of $      per Share. The Option shall become exercisable according to Paragraph 2 below.

2.  Exercisability of Option.  The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Employer (as defined in the Plan) on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3.  Term of Option.

(a) The Option shall have a term of           years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) The expiration of the three-month period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

(ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or while the Option remains outstanding as described in subparagraph (i) or (ii) above.

(iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the           anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4.  Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.  Change of Control.  The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

6.  Restrictions on Exercise.  Except as the Committee may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7.  Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8.  No Employment or Other Rights.  The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

9.  No Shareholder Rights.  Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

10.  Assignment and Transfers.  Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

11.  Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12.  Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company at 137A Lewis Wharf, Boston, MA 02110, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

CONVERTED ORGANICS INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FORM OF BOARD OF DIRECTORS GRANTS

CONVERTED ORGANICS INC.
2010 OMNIBUS STOCK COMPENSATION PLAN

NONQUALIFIED STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of           (the “Date of Grant”), is delivered by Converted Organics Inc. (the “Company”) to           (the “Grantee”).

RECITALS

The Converted Organics Inc. 2010 Omnibus Stock Compensation Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.  Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase           shares of common stock of the Company (“Shares”) at an exercise price of $      per Share. The Option shall become exercisable according to Paragraph 2 below.

2.  Exercisability of Option.  The Option shall become exercisable on the following dates, if the Grantee is providing service to the Company as a member of its Board of Directors on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share. Any portion of the Option that is not exercisable at the time the Grantee ceases to be a member of the Board of Directors shall immediately terminate.

3.  Term of Option.  The Option shall have a term of           years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding anything to the contrary in the Plan, the Option shall not terminate due to the termination of service, death, or Disability of the Grantee.

4.  Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.  Change of Control.  The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

6.  Restrictions on Exercise.  Except as the Committee may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7.  Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8.  No Service or Other Rights.  The grant of the Option shall not confer upon the Grantee any right to be retained by or in the service of the Company.

9.  No Shareholder Rights.  Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

10.  Assignment and Transfers.  Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

11.  Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12.  Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company at 137A Lewis Wharf, Boston, MA 02110, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the books and records of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

CONVERTED ORGANICS INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

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	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:	☐	☐	☐

1. Election of Directors
Nominees

01 Edward A. Stoltenberg 02 Robert E. Cell

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	Ratification of the selection of CCR LLP as Independent Public Accountant.	☐	☐	☐

3	Amendment to Certificate of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 250,000,000.	☐	☐	☐

4	Approval of Omnibus Stock Compensation Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.
(see reverse for instructions) ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP#
Signature [PLEASE SIGN WITHIN BOX]	Date	JOB#	Signature (Joint Owners)	Date	SEQUENCE#

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com.

CONVERTED ORGANICS, INC. Notice of 2010 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting - June 30, 2010
The undersigned stockholder of Converted Organics hereby appoints Edward J. Gildea as proxy with the power of substitution, and he is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Converted Organics to be held at the Marriott Long Wharf located at 296 State Street Boston, MA 02109 on June 30, 2010 at 9:30 am EST, or at any postponement or adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Items to be voted on appear on reverse side